The Travelers Companies, Inc.
Financial Supplement - Third Quarter 2019

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net income	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749
Net income per share:
Basic	$2.45	$1.93	$2.65	$2.33	$3.01	$2.11	$1.52	$7.03	$6.65
Diluted	$2.42	$1.92	$2.62	$2.32	$2.99	$2.10	$1.50	$6.97	$6.59
Core income	$678	$494	$687	$571	$755	$537	$378	$1,859	$1,670
Core income per share:
Basic	$2.48	$1.83	$2.56	$2.15	$2.85	$2.04	$1.45	$6.87	$6.35
Diluted	$2.46	$1.81	$2.54	$2.13	$2.83	$2.02	$1.43	$6.81	$6.29
Return on equity	11.5%	9.2%	12.6%	10.9%	13.5%	9.0%	6.2%	11.1%	9.5%
Core return on equity	11.9%	8.7%	12.0%	10.0%	13.0%	9.2%	6.5%	10.9%	9.6%
Total assets, at period end	$103,676	$103,523	$104,390	$104,233	$107,246	$108,572	$110,241	$104,390	$110,241
Total equity, at period end	$22,979	$22,623	$22,460	$22,894	$24,340	$25,321	$25,607	$22,460	$25,607
Book value per share, at period end	$85.03	$84.51	$84.82	$86.84	$92.94	$97.26	$99.21	$84.82	$99.21
Less: Net unrealized investment gains (losses), net of tax	0.49	(0.42)	(1.69)	(0.43)	3.85	7.21	9.12	(1.69)	9.12
Adjusted book value per share, at period end	$84.54	$84.93	$86.51	$87.27	$89.09	$90.05	$90.09	$86.51	$90.09

Weighted average number of common shares outstanding (basic)	271.0	268.7	266.1	263.9	262.9	261.3	259.2	268.6	261.1
Weighted average number of common shares outstanding and common stock equivalents (diluted)	273.9	271.1	268.4	266.0	264.8	263.7	261.8	271.1	263.4
Common shares outstanding at period end	270.2	267.7	264.8	263.6	261.9	260.3	258.1	264.8	258.1
Common stock dividends declared	$197	$209	$207	$205	$204	$217	$215	$613	$636
Common stock repurchased:
Under Board of Directors authorization
Shares	2.5	2.7	3.0	1.4	2.9	2.6	2.5	8.2	8.0
Cost	$350	$350	$400	$170	$375	$375	$375	$1,100	$1,125
Other
Shares	0.3	—	0.1	—	0.3	—	—	0.4	0.3
Cost	$51	$—	$—	$—	$46	$1	$—	$51	$47

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net income
Net income	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749
Adjustments:
Net realized investment (gains) losses, after-tax	9	(30)	(22)	(50)	(41)	(20)	(18)	(43)	(79)
Core income	$678	$494	$687	$571	$755	$537	$378	$1,859	$1,670
Basic earnings per share
Net income	$2.45	$1.93	$2.65	$2.33	$3.01	$2.11	$1.52	$7.03	$6.65
Adjustments:
Net realized investment (gains) losses, after-tax	0.03	(0.10)	(0.09)	(0.18)	(0.16)	(0.07)	(0.07)	(0.16)	(0.30)
Core income	$2.48	$1.83	$2.56	$2.15	$2.85	$2.04	$1.45	$6.87	$6.35
Diluted earnings per share
Net income	$2.42	$1.92	$2.62	$2.32	$2.99	$2.10	$1.50	$6.97	$6.59
Adjustments:
Net realized investment (gains) losses, after-tax	0.04	(0.11)	(0.08)	(0.19)	(0.16)	(0.08)	(0.07)	(0.16)	(0.30)
Core income	$2.46	$1.81	$2.54	$2.13	$2.83	$2.02	$1.43	$6.81	$6.29

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

Basic and Diluted	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net income, as reported	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749
Participating share-based awards - allocated income	(5)	(4)	(5)	(5)	(5)	(4)	(3)	(14)	(12)
Net income available to common shareholders - basic and diluted	$664	$520	$704	$616	$791	$553	$393	$1,888	$1,737
Common Shares
Basic
Weighted average shares outstanding	271.0	268.7	266.1	263.9	262.9	261.3	259.2	268.6	261.1
Diluted
Weighted average shares outstanding	271.0	268.7	266.1	263.9	262.9	261.3	259.2	268.6	261.1
Weighted average effects of dilutive securities - stock options and performance shares	2.9	2.4	2.3	2.1	1.9	2.4	2.6	2.5	2.3
Diluted weighted average shares outstanding	273.9	271.1	268.4	266.0	264.8	263.7	261.8	271.1	263.4

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income - Consolidated

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Premiums	$6,537	$6,695	$6,882	$6,945	$6,855	$6,988	$7,179	$20,114	$21,022
Net investment income	603	595	646	630	582	648	622	1,844	1,852
Fee income	103	112	109	108	109	116	121	324	346
Net realized investment gains (losses)	(11)	36	29	60	53	25	23	54	101
Other revenues	54	39	57	53	72	57	68	150	197
Total revenues	7,286	7,477	7,723	7,796	7,671	7,834	8,013	22,486	23,518
Claims and expenses
Claims and claim adjustment expenses	4,296	4,562	4,655	4,778	4,442	4,821	5,230	13,513	14,493
Amortization of deferred acquisition costs	1,061	1,081	1,117	1,122	1,117	1,134	1,169	3,259	3,420
General and administrative expenses	1,062	1,113	1,059	1,063	1,057	1,125	1,098	3,234	3,280
Interest expense	89	90	86	87	88	89	84	265	261
Total claims and expenses	6,508	6,846	6,917	7,050	6,704	7,169	7,581	20,271	21,454
Income before income taxes	778	631	806	746	967	665	432	2,215	2,064
Income tax expense	109	107	97	125	171	108	36	313	315
Net income	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$(1)	$—	$—	$(1)	$(1)	$—	$(1)	$(2)
OTTI losses recognized in net realized investment gains (losses)	$—	$(1)	$—	$—	$(1)	$(1)	$—	$(1)	$(2)
OTTI gains (losses) recognized in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	$—

Other statistics
Effective tax rate on net investment income	14.9%	14.8%	15.4%	15.0%	14.7%	15.4%	15.2%	15.0%	15.1%
Net investment income (after-tax)	$513	$507	$547	$535	$496	$548	$528	$1,567	$1,572

Catastrophes, net of reinsurance:
Pre-tax	$354	$488	$264	$610	$193	$367	$241	$1,106	$801
After-tax	$280	$384	$209	$482	$152	$290	$190	$873	$632

Prior year reserve development - favorable (unfavorable):
Pre-tax	$150	$186	$14	$167	$51	$123	$(294)	$350	$(120)
After-tax	$119	$148	$10	$132	$41	$99	$(232)	$277	$(92)

 See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Underwriting gain (loss)	$222	$61	$194	$99	$307	$52	$(101)	$477	$258
Net investment income	513	507	547	535	496	548	528	1,567	1,572
Other income (expense), including interest expense	(57)	(74)	(54)	(63)	(48)	(63)	(49)	(185)	(160)
Core income	678	494	687	571	755	537	378	1,859	1,670
Net realized investment gains (losses)	(9)	30	22	50	41	20	18	43	79
Net income	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	64.9%	67.4%	66.9%	68.0%	64.0%	68.2%	72.0%	66.5%	68.1%
Underwriting expense ratio	30.6%	30.7%	29.7%	29.5%	29.7%	30.2%	29.5%	30.3%	29.8%
Combined ratio	95.5%	98.1%	96.6%	97.5%	93.7%	98.4%	101.5%	96.8%	97.9%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(2.3)%	(2.8)%	(0.2)%	(2.4)%	(0.7)%	(1.8)%	4.1%	(1.7)%	0.6%
Catastrophes, net of reinsurance	5.4%	7.3%	3.8%	8.8%	2.8%	5.3%	3.3%	5.5%	3.8%
Underlying combined ratio	92.4%	93.6%	93.0%	91.1%	91.6%	94.9%	94.1%	93.0%	93.5%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Billing and policy fees and other	$23	$22	$24	$24	$27	$26	$28	$69	$81
Fee income:
Loss and loss adjustment expenses	$37	$40	$38	$39	$40	$45	$47	$115	$132
Underwriting expenses	66	72	71	69	69	71	74	209	214
Total fee income	$103	$112	$109	$108	$109	$116	$121	$324	$346
Non-insurance general and administrative expenses	$37	$39	$38	$45	$47	$50	$48	$114	$145

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income - Consolidated

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Premiums	$6,537	$6,695	$6,882	$6,945	$6,855	$6,988	$7,179	$20,114	$21,022
Net investment income	603	595	646	630	582	648	622	1,844	1,852
Fee income	103	112	109	108	109	116	121	324	346
Other revenues	54	39	57	53	72	57	68	150	197
Total revenues	7,297	7,441	7,694	7,736	7,618	7,809	7,990	22,432	23,417
Claims and expenses
Claims and claim adjustment expenses	4,296	4,562	4,655	4,778	4,442	4,821	5,230	13,513	14,493
Amortization of deferred acquisition costs	1,061	1,081	1,117	1,122	1,117	1,134	1,169	3,259	3,420
General and administrative expenses	1,062	1,113	1,059	1,063	1,057	1,125	1,098	3,234	3,280
Interest expense	89	90	86	87	88	89	84	265	261
Total claims and expenses	6,508	6,846	6,917	7,050	6,704	7,169	7,581	20,271	21,454
Core income before income taxes	789	595	777	686	914	640	409	2,161	1,963
Income tax expense	111	101	90	115	159	103	31	302	293
Core income	$678	$494	$687	$571	$755	$537	$378	$1,859	$1,670
Other statistics
Effective tax rate on net investment income	14.9%	14.8%	15.4%	15.0%	14.7%	15.4%	15.2%	15.0%	15.1%
Net investment income (after-tax)	$513	$507	$547	$535	$496	$548	$528	$1,567	$1,572
Catastrophes, net of reinsurance:
Pre-tax	$354	$488	$264	$610	$193	$367	$241	$1,106	$801
After-tax	$280	$384	$209	$482	$152	$290	$190	$873	$632
Prior year reserve development - favorable (unfavorable):
Pre-tax	$150	$186	$14	$167	$51	$123	$(294)	$350	$(120)
After-tax	$119	$148	$10	$132	$41	$99	$(232)	$277	$(92)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$7,418	$7,429	$7,462	$6,943	$7,839	$7,824	$8,022	$22,309	$23,685
Net written premiums	$6,824	$7,131	$7,062	$6,691	$7,057	$7,450	$7,569	$21,017	$22,076
Net earned premiums	$6,537	$6,695	$6,882	$6,945	$6,855	$6,988	$7,179	$20,114	$21,022
Losses and loss adjustment expenses	4,245	4,506	4,606	4,719	4,389	4,764	5,166	13,357	14,319
Underwriting expenses	2,072	2,147	2,082	1,999	2,116	2,217	2,179	6,301	6,512
Statutory underwriting gain (loss)	220	42	194	227	350	7	(166)	456	191
Policyholder dividends	13	12	12	15	13	9	15	37	37
Statutory underwriting gain (loss) after policyholder dividends	$207	$30	$182	$212	$337	$(2)	$(181)	$419	$154
Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,669	$41,861	$42,293	$42,409	$42,581	$42,979	$43,624	$42,293	$43,624
Increase in reserves	$215	$192	$432	$116	$172	$398	$645	$839	$1,215
Statutory capital and surplus	$20,533	$20,371	$20,462	$20,774	$21,074	$21,080	$20,780	$20,462	$20,780
Net written premiums/surplus (1)	1.29:1	1.33:1	1.34:1	1.33:1	1.33:1	1.34:1	1.38:1	1.34:1	1.38:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Written premiums
Gross	$7,418	$7,429	$7,462	$6,943	$7,839	$7,824	$8,022	$22,309	$23,685
Ceded	(594)	(298)	(400)	(252)	(782)	(374)	(453)	(1,292)	(1,609)
Net	$6,824	$7,131	$7,062	$6,691	$7,057	$7,450	$7,569	$21,017	$22,076
Earned premiums
Gross	$6,903	$7,060	$7,266	$7,331	$7,282	$7,429	$7,636	$21,229	$22,347
Ceded	(366)	(365)	(384)	(386)	(427)	(441)	(457)	(1,115)	(1,325)
Net	$6,537	$6,695	$6,882	$6,945	$6,855	$6,988	$7,179	$20,114	$21,022

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Business Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Premiums	$3,568	$3,641	$3,743	$3,770	$3,742	$3,783	$3,882	$10,952	$11,407
Net investment income	446	440	482	465	427	481	457	1,368	1,365
Fee income	99	107	103	103	104	111	114	309	329
Other revenues	31	20	33	28	43	30	39	84	112
Total revenues	4,144	4,208	4,361	4,366	4,316	4,405	4,492	12,713	13,213
Claims and expenses
Claims and claim adjustment expenses	2,392	2,484	2,653	2,642	2,580	2,686	3,028	7,529	8,294
Amortization of deferred acquisition costs	580	588	610	610	615	618	634	1,778	1,867
General and administrative expenses	650	674	648	651	632	686	657	1,972	1,975
Total claims and expenses	3,622	3,746	3,911	3,903	3,827	3,990	4,319	11,279	12,136
Segment income before income taxes	522	462	450	463	489	415	173	1,434	1,077
Income tax expense (benefit)	70	77	40	72	75	64	(6)	187	133
Segment income	$452	$385	$410	$391	$414	$351	$179	$1,247	$944
Other statistics
Effective tax rate on net investment income	14.7%	14.7%	15.3%	14.9%	14.6%	15.3%	15.1%	14.9%	15.0%
Net investment income (after-tax)	$380	$376	$408	$395	$365	$407	$389	$1,164	$1,161
Catastrophes, net of reinsurance:
Pre-tax	$138	$168	$136	$197	$95	$211	$116	$442	$422
After-tax	$110	$132	$107	$156	$75	$167	$91	$349	$333
Prior year reserve development - favorable (unfavorable):
Pre-tax	$66	$84	$(56)	$48	$(21)	$71	$(316)	$94	$(266)
After-tax	$52	$68	$(45)	$38	$(16)	$57	$(249)	$75	$(208)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Underwriting gain (loss)	$70	$19	$2	$3	$44	$(48)	$(210)	$91	$(214)
Net investment income	380	376	408	395	365	407	389	1,164	1,161
Other income (expense)	2	(10)	—	(7)	5	(8)	—	(8)	(3)
Segment income	$452	$385	$410	$391	$414	$351	$179	$1,247	$944
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	65.7%	66.9%	69.6%	68.7%	67.6%	69.6%	76.6%	67.4%	71.3%
Underwriting expense ratio	31.8%	31.9%	31.0%	30.7%	30.5%	31.5%	30.4%	31.6%	30.8%
Combined ratio	97.5%	98.8%	100.6%	99.4%	98.1%	101.1%	107.0%	99.0%	102.1%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(1.9)%	(2.3)%	1.5%	(1.2)%	0.6%	(1.9)%	8.1%	(0.9)%	2.3%
Catastrophes, net of reinsurance	3.9%	4.6%	3.7%	5.2%	2.5%	5.6%	3.0%	4.1%	3.7%
Underlying combined ratio	95.5%	96.5%	95.4%	95.4%	95.0%	97.4%	95.9%	95.8%	96.1%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Billing and policy fees and other	$4	$4	$3	$4	$4	$3	$5	$11	$12
Fee income:
Loss and loss adjustment expenses	$37	$40	$38	$39	$40	$45	$47	$115	$132
Underwriting expenses	62	67	65	64	64	66	67	194	197
Total fee income	$99	$107	$103	$103	$104	$111	$114	$309	$329
Non-insurance general and administrative expenses	$28	$30	$29	$37	$38	$41	$39	$87	$118

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$4,471	$4,038	$3,992	$3,754	$4,730	$4,193	$4,271	$12,501	$13,194
Net written premiums	$3,994	$3,781	$3,648	$3,533	$4,163	$3,874	$3,889	$11,423	$11,926
Net earned premiums	$3,568	$3,641	$3,743	$3,770	$3,742	$3,783	$3,882	$10,952	$11,407
Losses and loss adjustment expenses	2,344	2,429	2,606	2,586	2,529	2,631	2,969	7,379	8,129
Underwriting expenses	1,213	1,196	1,144	1,107	1,226	1,226	1,164	3,553	3,616
Statutory underwriting gain (loss)	11	16	(7)	77	(13)	(74)	(251)	20	(338)
Policyholder dividends	11	9	11	12	11	7	11	31	29
Statutory underwriting gain (loss) after policyholder dividends	$—	$7	$(18)	$65	$(24)	$(81)	$(262)	$(11)	$(367)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net written premiums by market
Domestic
Select Accounts	$773	$729	$666	$660	$785	$756	$695	$2,168	$2,236
Middle Market	2,262	1,985	2,032	1,935	2,410	2,009	2,150	6,279	6,569
National Accounts	309	231	238	247	304	223	273	778	800
National Property and Other	380	518	485	422	387	588	553	1,383	1,528
Total Domestic	3,724	3,463	3,421	3,264	3,886	3,576	3,671	10,608	11,133
International	270	318	227	269	277	298	218	815	793
Total	$3,994	$3,781	$3,648	$3,533	$4,163	$3,874	$3,889	$11,423	$11,926
Net written premiums by product line
Domestic
Workers’ compensation	$1,190	$935	$887	$828	$1,191	$893	$905	$3,012	$2,989
Commercial automobile	651	629	625	613	719	677	674	1,905	2,070
Commercial property	391	536	492	448	389	583	568	1,419	1,540
General liability	591	531	559	546	678	548	611	1,681	1,837
Commercial multi-peril	896	831	840	823	902	871	885	2,567	2,658
Other	5	1	18	6	7	4	28	24	39
Total Domestic	3,724	3,463	3,421	3,264	3,886	3,576	3,671	10,608	11,133
International	270	318	227	269	277	298	218	815	793
Total	$3,994	$3,781	$3,648	$3,533	$4,163	$3,874	$3,889	$11,423	$11,926

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Premiums	$582	$601	$617	$620	$606	$632	$653	$1,800	$1,891
Net investment income	58	57	57	61	56	58	59	172	173
Other revenues	6	5	5	7	6	6	7	16	19
Total revenues	646	663	679	688	668	696	719	1,988	2,083
Claims and expenses
Claims and claim adjustment expenses	216	175	205	176	266	238	303	596	807
Amortization of deferred acquisition costs	107	113	117	117	112	118	123	337	353
General and administrative expenses	115	116	113	115	117	120	124	344	361
Total claims and expenses	438	404	435	408	495	476	550	1,277	1,521
Segment income before income taxes	208	259	244	280	173	220	169	711	562
Income tax expense	35	55	48	60	35	46	30	138	111
Segment income	$173	$204	$196	$220	$138	$174	$139	$573	$451
Other statistics
Effective tax rate on net investment income	14.5%	14.3%	14.6%	14.8%	14.4%	14.8%	14.9%	14.5%	14.7%
Net investment income (after-tax)	$50	$48	$49	$52	$47	$50	$50	$147	$147
Catastrophes, net of reinsurance:
Pre-tax	$—	$5	$4	$7	$3	$—	$1	$9	$4
After-tax	$—	$4	$3	$6	$2	$—	$1	$7	$3
Prior year reserve development - favorable:
Pre-tax	$35	$89	$53	$89	$3	$39	$3	$177	$45
After-tax	$28	$70	$42	$70	$2	$31	$2	$140	$35

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Underwriting gain	$119	$153	$143	$165	$86	$120	$85	$415	$291
Net investment income	50	48	49	52	47	50	50	147	147
Other income	4	3	4	3	5	4	4	11	13
Segment income	$173	$204	$196	$220	$138	$174	$139	$573	$451
Combined ratio (1)
Loss and loss adjustment expense ratio	36.6%	28.8%	33.1%	27.9%	43.5%	37.4%	45.7%	32.8%	42.2%
Underwriting expense ratio	38.1%	37.7%	37.1%	36.9%	37.6%	37.5%	37.6%	37.6%	37.6%
Combined ratio	74.7%	66.5%	70.2%	64.8%	81.1%	74.9%	83.3%	70.4%	79.8%
Impact on combined ratio:
Net favorable prior year reserve development	(6.0)%	(14.8)%	(8.7)%	(14.4)%	(0.5)%	(6.2)%	(0.5)%	(9.9)%	(2.3)%
Catastrophes, net of reinsurance	—%	0.8%	0.6%	1.1%	0.5%	0.1%	0.2%	0.5%	0.2%
Underlying combined ratio	80.7%	80.5%	78.3%	78.1%	81.1%	81.0%	83.6%	79.8%	81.9%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Non-insurance general and administrative expenses	$—	$2	$1	$2	$1	$1	$1	$3	$3

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$638	$674	$673	$680	$662	$747	$770	$1,985	$2,179
Net written premiums	$574	$653	$644	$657	$587	$710	$728	$1,871	$2,025
Net earned premiums	$582	$601	$617	$620	$606	$632	$653	$1,800	$1,891
Losses and loss adjustment expenses	213	173	204	173	264	236	298	590	798
Underwriting expenses	232	234	232	231	233	251	261	698	745
Statutory underwriting gain	137	194	181	216	109	145	94	512	348
Policyholder dividends	2	3	1	3	2	2	4	6	8
Statutory underwriting gain after policyholder dividends	$135	$191	$180	$213	$107	$143	$90	$506	$340

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net written premiums by market
Domestic
Management Liability	$348	$362	$379	$366	$367	$403	$424	$1,089	$1,194
Surety	185	235	217	198	184	244	232	637	660
Total Domestic	533	597	596	564	551	647	656	1,726	1,854
International	41	56	48	93	36	63	72	145	171
Total	$574	$653	$644	$657	$587	$710	$728	$1,871	$2,025
Net written premiums by product line
Domestic
Fidelity & surety	$241	$285	$273	$250	$239	$298	$292	$799	$829
General liability	244	264	261	268	262	292	293	769	847
Other	48	48	62	46	50	57	71	158	178
Total Domestic	533	597	596	564	551	647	656	1,726	1,854
International	41	56	48	93	36	63	72	145	171
Total	$574	$653	$644	$657	$587	$710	$728	$1,871	$2,025

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Personal Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Premiums	$2,387	$2,453	$2,522	$2,555	$2,507	$2,573	$2,644	$7,362	$7,724
Net investment income	99	98	107	104	99	109	106	304	314
Fee income	4	5	6	5	5	5	7	15	17
Other revenues	17	14	17	18	22	21	22	48	65
Total revenues	2,507	2,570	2,652	2,682	2,633	2,708	2,779	7,729	8,120
Claims and expenses
Claims and claim adjustment expenses	1,688	1,903	1,797	1,960	1,596	1,897	1,899	5,388	5,392
Amortization of deferred acquisition costs	374	380	390	395	390	398	412	1,144	1,200
General and administrative expenses	288	316	290	291	300	311	309	894	920
Total claims and expenses	2,350	2,599	2,477	2,646	2,286	2,606	2,620	7,426	7,512
Segment income (loss) before income taxes	157	(29)	175	36	347	102	159	303	608
Income tax expense (benefit)	28	(12)	22	4	69	14	28	38	111
Segment income (loss)	$129	$(17)	$153	$32	$278	$88	$131	$265	$497
Other statistics
Effective tax rate on net investment income	15.6%	15.6%	16.1%	15.7%	15.4%	16.1%	15.8%	15.8%	15.8%
Net investment income (after-tax)	$83	$83	$90	$88	$84	$91	$89	$256	$264
Catastrophes, net of reinsurance:
Pre-tax	$216	$315	$124	$406	$95	$156	$124	$655	$375
After-tax	$170	$248	$99	$320	$75	$123	$98	$517	$296
Prior year reserve development - favorable:
Pre-tax	$49	$13	$17	$30	$69	$13	$19	$79	$101
After-tax	$39	$10	$13	$24	$55	$11	$15	$62	$81

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Underwriting gain (loss)	$33	$(111)	$49	$(69)	$177	$(20)	$24	$(29)	$181
Net investment income	83	83	90	88	84	91	89	256	264
Other income	13	11	14	13	17	17	18	38	52
Segment income (loss)	$129	$(17)	$153	$32	$278	$88	$131	$265	$497
Combined ratio (1)
Loss and loss adjustment expense ratio	70.7%	77.6%	71.2%	76.8%	63.7%	73.7%	71.8%	73.2%	69.8%
Underwriting expense ratio	26.8%	27.3%	26.0%	25.8%	26.4%	26.5%	26.2%	26.7%	26.4%
Combined ratio	97.5%	104.9%	97.2%	102.6%	90.1%	100.2%	98.0%	99.9%	96.2%
Domestic Agency combined ratio	96.5%	103.6%	95.4%	101.9%	88.9%	98.8%	97.2%	98.5%	95.0%
Impact on combined ratio:
Net favorable prior year reserve development	(2.0)%	(0.5)%	(0.6)%	(1.1)%	(2.8)%	(0.5)%	(0.7)%	(1.1)%	(1.3)%
Catastrophes, net of reinsurance	9.0%	12.8%	4.9%	15.9%	3.8%	6.1%	4.7%	8.9%	4.9%
Underlying combined ratio	90.5%	92.6%	92.9%	87.8%	89.1%	94.6%	94.0%	92.1%	92.6%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Billing and policy fees and other	$19	$18	$21	$20	$23	$23	$23	$58	$69
Fee income	$4	$5	$6	$5	$5	$5	$7	$15	$17

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$2,309	$2,717	$2,797	$2,509	$2,447	$2,884	$2,981	$7,823	$8,312
Net written premiums	$2,256	$2,697	$2,770	$2,501	$2,307	$2,866	$2,952	$7,723	$8,125
Net earned premiums	$2,387	$2,453	$2,522	$2,555	$2,507	$2,573	$2,644	$7,362	$7,724
Losses and loss adjustment expenses	1,688	1,904	1,796	1,960	1,596	1,897	1,899	5,388	5,392
Underwriting expenses	627	717	706	661	657	740	754	2,050	2,151
Statutory underwriting gain (loss)	$72	$(168)	$20	$(66)	$254	$(64)	$(9)	$(76)	$181
Policies in force (in thousands)
Automobile	2,976	2,981	2,986	2,983	2,981	2,980	2,979	2,986	2,979
Homeowners and Other	4,879	4,961	5,037	5,087	5,163	5,263	5,361	5,037	5,361

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net written premiums by market
Domestic
Agency
Automobile	$1,183	$1,258	$1,305	$1,226	$1,224	$1,300	$1,347	$3,746	$3,871
Homeowners and Other	832	1,137	1,168	1,011	837	1,258	1,300	3,137	3,395
Total Agency	2,015	2,395	2,473	2,237	2,061	2,558	2,647	6,883	7,266
Direct-to-Consumer	92	99	108	97	95	103	115	299	313
Total Domestic	2,107	2,494	2,581	2,334	2,156	2,661	2,762	7,182	7,579
International	149	203	189	167	151	205	190	541	546
Total	$2,256	$2,697	$2,770	$2,501	$2,307	$2,866	$2,952	$7,723	$8,125

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Automobile (1)

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$1,192	$1,265	$1,310	$1,231	$1,240	$1,304	$1,352	$3,767	$3,896
Net written premiums	$1,183	$1,258	$1,305	$1,226	$1,224	$1,300	$1,347	$3,746	$3,871
Net earned premiums	$1,158	$1,192	$1,227	$1,242	$1,228	$1,249	$1,271	$3,577	$3,748
Losses and loss adjustment expenses	823	851	840	900	810	876	891	2,514	2,577
Underwriting expenses	285	299	297	288	296	312	310	881	918
Statutory underwriting gain	$50	$42	$90	$54	$122	$61	$70	$182	$253
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	71.1%	71.4%	68.5%	72.5%	66.0%	70.1%	70.1%	70.3%	68.8%
Underwriting expense ratio	23.7%	24.0%	22.8%	22.8%	23.4%	23.9%	22.9%	23.5%	23.4%
Combined ratio	94.8%	95.4%	91.3%	95.3%	89.4%	94.0%	93.0%	93.8%	92.2%
Impact on combined ratio:
Net favorable prior year reserve development	(2.3)%	(2.8)%	(1.8)%	(1.9)%	(3.4)%	(1.1)%	(0.5)%	(2.3)%	(1.6)%
Catastrophes, net of reinsurance	0.8%	2.7%	0.5%	0.3%	0.7%	1.3%	0.8%	1.3%	1.0%
Underlying combined ratio	96.3%	95.5%	92.6%	96.9%	92.1%	93.8%	92.7%	94.8%	92.8%
Catastrophe losses, net of reinsurance:
Pre-tax	$10	$32	$6	$4	$9	$16	$11	$48	$36
After-tax	$8	$25	$5	$3	$7	$13	$8	$38	$28
Prior year reserve development - favorable:
Pre-tax	$27	$34	$22	$24	$42	$13	$5	$83	$60
After-tax	$21	$27	$18	$19	$33	$10	$5	$66	$48

Policies in force (in thousands)	2,519	2,517	2,518	2,518	2,516	2,517	2,524
Change from prior year quarter	1.5%	0.1%	(0.4)%	(0.4)%	(0.1)%	—%	0.2%
Change from prior quarter	(0.4)%	(0.1)%	—%	—%	(0.1)%	—%	0.3%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Billing and policy fees and other	$10	$10	$11	$11	$12	$12	$12	$31	$36
Fee income	$3	$3	$3	$3	$3	$3	$4	$9	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Homeowners and Other (1)

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory underwriting
Gross written premiums	$873	$1,148	$1,180	$1,012	$954	$1,268	$1,316	$3,201	$3,538
Net written premiums	$832	$1,137	$1,168	$1,011	$837	$1,258	$1,300	$3,137	$3,395
Net earned premiums	$972	$996	$1,025	$1,038	$1,011	$1,050	$1,089	$2,993	$3,150
Losses and loss adjustment expenses	687	841	746	857	604	801	801	2,274	2,206
Underwriting expenses	255	320	313	281	277	335	349	888	961
Statutory underwriting gain (loss)	$30	$(165)	$(34)	$(100)	$130	$(86)	$(61)	$(169)	$(17)
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	70.7%	84.4%	72.8%	82.6%	59.8%	76.3%	73.6%	76.0%	70.0%
Underwriting expense ratio	27.8%	29.2%	27.5%	27.2%	28.4%	28.2%	28.4%	28.2%	28.4%
Combined ratio	98.5%	113.6%	100.3%	109.8%	88.2%	104.5%	102.0%	104.2%	98.4%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(2.4)%	2.2%	0.7%	(0.6)%	(2.4)%	(1.3)%	(1.4)%	0.2%	(1.7)%
Catastrophes, net of reinsurance	20.7%	26.2%	11.1%	37.9%	8.0%	12.9%	9.9%	19.3%	10.3%
Underlying combined ratio	80.2%	85.2%	88.5%	72.5%	82.6%	92.9%	93.5%	84.7%	89.8%
Catastrophe losses, net of reinsurance:
Pre-tax	$201	$262	$114	$394	$80	$136	$107	$577	$323
After-tax	$159	$207	$90	$311	$63	$107	$85	$456	$255
Prior year reserve development - favorable (unfavorable):
Pre-tax	$24	$(22)	$(7)	$6	$25	$13	$15	$(5)	$53
After-tax	$19	$(17)	$(6)	$5	$19	$11	$12	$(4)	$42

Policies in force (in thousands)	4,453	4,530	4,601	4,652	4,726	4,825	4,927
Change from prior year quarter	5.5%	5.8%	5.7%	5.7%	6.1%	6.5%	7.1%
Change from prior quarter	1.2%	1.7%	1.6%	1.1%	1.6%	2.1%	2.1%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Billing and policy fees and other	$6	$7	$7	$7	$8	$8	$8	$20	$24
Fee income	$2	$2	$2	$2	$2	$2	$3	$6	$7

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Revenues
Other revenues	$—	$—	$2	$—	$1	$—	$—	$2	$1

Claims and expenses
Interest expense	89	90	86	87	88	89	84	265	261
General and administrative expenses	9	7	8	6	8	8	8	24	24
Total claims and expenses	98	97	94	93	96	97	92	289	285

Loss before income tax benefit	(98)	(97)	(92)	(93)	(95)	(97)	(92)	(287)	(284)
Income tax benefit	(22)	(19)	(20)	(21)	(20)	(21)	(21)	(61)	(62)
Loss	$(76)	$(78)	$(72)	$(72)	$(75)	$(76)	$(71)	$(226)	$(222)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	September 30, 2019	December 31, 2018
Assets
Fixed maturities, available for sale, at fair value (amortized cost $65,021 and $63,601)	$68,011	$63,464
Equity securities, at fair value (cost $375 and $382)	412	368
Real estate investments	963	904
Short-term securities	4,597	3,985
Other investments	3,437	3,557
Total investments	77,420	72,278
Cash	508	373
Investment income accrued	575	624
Premiums receivable	8,122	7,506
Reinsurance recoverables	8,162	8,370
Ceded unearned premiums	857	578
Deferred acquisition costs	2,321	2,120
Deferred taxes	—	445
Contractholder receivables	4,802	4,785
Goodwill	3,929	3,937
Other intangible assets	329	345
Other assets	3,216	2,872
Total assets	$110,241	$104,233

Liabilities
Claims and claim adjustment expense reserves	$51,612	$50,668
Unearned premium reserves	14,912	13,555
Contractholder payables	4,802	4,785
Payables for reinsurance premiums	573	289
Deferred taxes	188	—
Debt	6,558	6,564
Other liabilities	5,989	5,478
Total liabilities	84,634	81,339
Shareholders’ equity
Common stock (1,750.0 shares authorized; 258.1 and 263.7 shares issued, 258.1 and 263.6 shares outstanding)	23,432	23,144
Retained earnings	36,317	35,204
Accumulated other comprehensive income (loss)	625	(1,859)
Treasury stock, at cost (519.3 and 510.9 shares)	(34,767)	(33,595)
Total shareholders’ equity	25,607	22,894
Total liabilities and shareholders’ equity	$110,241	$104,233

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	September 30, 2019	Pre-tax Book Yield (1)	December 31, 2018	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$38,346	3.21%	$35,150	3.23%
Tax-exempt fixed maturities	29,665	3.14%	28,314	3.18%
Total fixed maturities	68,011	3.18%	63,464	3.21%
Non-redeemable preferred stocks	42	5.05%	52	4.86%
Public common stocks	370		316
Total equity securities	412		368
Real estate investments	963		904
Short-term securities	4,597	2.14%	3,985	2.54%
Private equities	2,268		2,293
Hedge funds	186		222
Real estate partnerships	653		675
Other investments	330		367
Total other investments	3,437		3,557
Total investments	$77,420		$72,278

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$2,354		$(113)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	September 30, 2019	December 31, 2018
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,020	$2,064
Obligations of states and political subdivisions:
Pre-refunded	2,063	2,852
All other	27,853	25,759
Total	29,916	28,611
Debt securities issued by foreign governments	1,130	1,257
Mortgage-backed securities - principally obligations of U.S. Government agencies	3,162	2,573
Corporates (including redeemable preferreds)	31,783	28,959
Total fixed maturities	$68,011	$63,464

Fixed Maturities
Quality Characteristics (1)

	September 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$28,878	42.5%	$26,089	41.1%
Aa	15,875	23.3	16,027	25.3
A	12,034	17.7	10,539	16.6
Baa	9,712	14.3	9,334	14.7
Total investment grade	66,499	97.8	61,989	97.7
Ba	850	1.2	912	1.4
B	542	0.8	466	0.7
Caa and lower	120	0.2	97	0.2
Total below investment grade	1,512	2.2	1,475	2.3
Total fixed maturities	$68,011	100.0%	$63,464	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9		4.5

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Gross investment income
Fixed maturities	$481	$489	$498	$512	$511	$514	$520	$1,468	$1,545
Short-term securities	19	21	25	27	28	27	26	65	81
Other	113	94	134	100	53	118	85	341	256
	613	604	657	639	592	659	631	1,874	1,882
Investment expenses	10	9	11	9	10	11	9	30	30
Net investment income, pre-tax	603	595	646	630	582	648	622	1,844	1,852
Income taxes	90	88	99	95	86	100	94	277	280
Net investment income, after-tax	$513	$507	$547	$535	$496	$548	$528	$1,567	$1,572

Effective tax rate	14.9%	14.8%	15.4%	15.0%	14.7%	15.4%	15.2%	15.0%	15.1%

Average invested assets (1)	$72,524	$72,618	$73,059	$73,758	$74,040	$74,370	$74,910	$72,787	$74,475

Average yield pre-tax (1)	3.3%	3.3%	3.5%	3.4%	3.1%	3.5%	3.3%	3.4%	3.3%
Average yield after-tax	2.8%	2.8%	3.0%	2.9%	2.7%	2.9%	2.8%	2.9%	2.8%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Net realized investment gains (losses)
Fixed maturities	$—	$12	$18	$2	$16	$13	$14	$30	$43
Equity securities	(14)	12	6	(37)	41	10	8	4	59
Other (1)	3	12	5	95	(4)	2	1	20	(1)
Realized investment gains (losses) before tax	(11)	36	29	60	53	25	23	54	101
Related taxes	(2)	6	7	10	12	5	5	11	22
Net realized investment gains (losses)	$(9)	$30	$22	$50	$41	$20	$18	$43	$79

Gross investment gains (1)	$26	$63	$41	$105	$65	$31	$30	$130	$126
Gross investment losses before impairments (1)	(37)	(26)	(12)	(45)	(11)	(5)	(7)	(75)	(23)
Net investment gains (losses) before impairments	(11)	37	29	60	54	26	23	55	103
Other-than-temporary impairment losses	—	(1)	—	—	(1)	(1)	—	(1)	(2)
Net realized investment gains (losses) before tax	(11)	36	29	60	53	25	23	54	101
Related taxes	(2)	6	7	10	12	5	5	11	22
Net realized investment gains (losses)	$(9)	$30	$22	$50	$41	$20	$18	$43	$79

($ in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
Net unrealized investment gains (losses), net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$173	$(138)	$(561)	$(137)	$1,284	$2,388	$2,990
Equity securities & other	2	3	1	—	—	1	1
Unrealized investment gains (losses) before tax	175	(135)	(560)	(137)	1,284	2,389	2,991
Related taxes	42	(23)	(113)	(24)	277	511	637
Balance, end of period	$133	$(112)	$(447)	$(113)	$1,007	$1,878	$2,354

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$25	$11	$7	$—	$1	$—	$—	$43	$1
Gross investment Treasury future losses	$14	$8	$5	$—	$1	$—	$—	$27	$1
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	September 30, 2019	December 31, 2018
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,392	$3,485
Allowance for uncollectible reinsurance	(94)	(110)
Net reinsurance recoverables (i)	3,298	3,375
Mandatory pools and associations (ii)	1,915	2,005
Structured settlements (iii)	2,949	2,990
Total reinsurance recoverables	$8,162	$8,370

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	September 30, 2019
Swiss Re Group	A+ second highest of 16 ratings	$442
Berkshire Hathaway	A++ highest of 16 ratings	295
Munich Re Group	A+ second highest of 16 ratings	291
Axa Group	A+ second highest of 16 ratings	179
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	126

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at September 30, 2019, after deducting mandatory pools and associations and structured settlement balances, $2.7 billion, or 82%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99.9% were rated A- or better.  The remaining 18% of net recoverables from reinsurers were comprised of the following:  3% related to the Company’s participation in voluntary pools, 12% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $0.8 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at September 30, 2019.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	September 30, 2019
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$782
Genworth Financial Group (1)	B seventh highest of 16 ratings	340
John Hancock Group	A+ second highest of 16 ratings	266
Brighthouse Financial, Inc.	A third highest of 16 ratings	250
Symetra Financial Corporation	A third highest of 16 ratings	245

(1)  On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) agreed to acquire all of the outstanding shares of Genworth. China Oceanwide is a privately held, family-owned international financial holding group headquartered in Beijing, China. On March 7, 2017, Genworth stockholders adopted the merger agreement, and the acquisition is pending the receipt of required regulatory approvals. On August 13, 2019, the parties agreed to extend the closing deadline for the transaction until December 31, 2019. On September 6, 2019, A.M. Best downgraded the financial strength ratings of Genworth Life and Annuity Insurance Company to B (Fair) from B+ (Good), and Genworth Life Insurance Company and Genworth Life Insurance Company of New York to C++ (Marginal) from B- (Fair), all with a stable outlook.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$33,107	$33,292	$33,369	$33,773	$33,857	$34,086	$34,377	$33,107	$33,857
Incurred	2,344	2,429	2,606	2,586	2,529	2,631	2,969	7,379	8,129
Paid	(2,163)	(2,298)	(2,207)	(2,454)	(2,320)	(2,345)	(2,354)	(6,668)	(7,019)
Foreign exchange and other	4	(54)	5	(48)	20	5	(29)	(45)	(4)
End of period	$33,292	$33,369	$33,773	$33,857	$34,086	$34,377	$34,963	$33,773	$34,963
Bond & Specialty Insurance
Beginning of period	$3,187	$3,207	$3,111	$3,057	$2,987	$3,068	$3,042	$3,187	$2,987
Incurred	213	173	204	173	264	236	298	590	798
Paid	(201)	(248)	(258)	(230)	(189)	(260)	(256)	(707)	(705)
Foreign exchange and other	8	(21)	—	(13)	6	(2)	(10)	(13)	(6)
End of period	$3,207	$3,111	$3,057	$2,987	$3,068	$3,042	$3,074	$3,057	$3,074
Personal Insurance
Beginning of period	$5,160	$5,170	$5,381	$5,463	$5,565	$5,427	$5,560	$5,160	$5,565
Incurred	1,688	1,904	1,796	1,960	1,596	1,897	1,899	5,388	5,392
Paid	(1,655)	(1,676)	(1,728)	(1,815)	(1,751)	(1,781)	(1,862)	(5,059)	(5,394)
Foreign exchange and other	(23)	(17)	14	(43)	17	17	(10)	(26)	24
End of period	$5,170	$5,381	$5,463	$5,565	$5,427	$5,560	$5,587	$5,463	$5,587
Total
Beginning of period	$41,454	$41,669	$41,861	$42,293	$42,409	$42,581	$42,979	$41,454	$42,409
Incurred	4,245	4,506	4,606	4,719	4,389	4,764	5,166	13,357	14,319
Paid	(4,019)	(4,222)	(4,193)	(4,499)	(4,260)	(4,386)	(4,472)	(12,434)	(13,118)
Foreign exchange and other	(11)	(92)	19	(104)	43	20	(49)	(84)	14
End of period	$41,669	$41,861	$42,293	$42,409	$42,581	$42,979	$43,624	$42,293	$43,624
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$225	$—	$—	$—	$220	$225	$220
Environmental	—	55	—	—	—	60	8	55	68
All other	(66)	(139)	(169)	(48)	21	(131)	88	(374)	(22)
Total Business Insurance (1)	(66)	(84)	56	(48)	21	(71)	316	(94)	266
Bond & Specialty Insurance	(35)	(89)	(53)	(89)	(3)	(39)	(3)	(177)	(45)
Personal Insurance	(49)	(13)	(17)	(30)	(69)	(13)	(19)	(79)	(101)
Total	$(150)	$(186)	$(14)	$(167)	$(51)	$(123)	$294	$(350)	$120

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Asbestos reserves
Beginning reserves:
Gross	$1,538	$1,483	$1,408	$1,681	$1,608	$1,564	$1,474	$1,538	$1,608
Ceded	(257)	(234)	(225)	(336)	(327)	(321)	(295)	(257)	(327)
Net	1,281	1,249	1,183	1,345	1,281	1,243	1,179	1,281	1,281
Incurred losses and loss expenses:
Gross	—	—	343	—	—	—	268	343	268
Ceded	—	—	(118)	—	—	—	(48)	(118)	(48)
Paid loss and loss expenses:
Gross	56	74	70	73	44	90	57	200	191
Ceded	(23)	(9)	(7)	(9)	(6)	(26)	(9)	(39)	(41)
Foreign exchange and other:
Gross	1	(1)	—	—	—	—	—	—	—
Ceded	—	—	—	—	—	—	—	—	—
Ending reserves:
Gross	1,483	1,408	1,681	1,608	1,564	1,474	1,685	1,681	1,685
Ceded	(234)	(225)	(336)	(327)	(321)	(295)	(334)	(336)	(334)
Net	$1,249	$1,183	$1,345	$1,281	$1,243	$1,179	$1,351	$1,345	$1,351
Environmental reserves
Beginning reserves:
Gross	$373	$356	$413	$397	$358	$338	$388	$373	$358
Ceded	(13)	(9)	(25)	(25)	(24)	(24)	(29)	(13)	(24)
Net	360	347	388	372	334	314	359	360	334
Incurred losses and loss expenses:
Gross	—	71	—	—	—	67	8	71	75
Ceded	—	(16)	—	—	—	(7)	—	(16)	(7)
Paid loss and loss expenses:
Gross	17	13	17	39	20	16	22	47	58
Ceded	(4)	—	—	(2)	—	(1)	—	(4)	(1)
Foreign exchange and other:
Gross	—	(1)	1	—	—	(1)	—	—	(1)
Ceded	—	—	—	(1)	—	1	—	—	1
Ending reserves:
Gross	356	413	397	358	338	388	374	397	374
Ceded	(9)	(25)	(25)	(24)	(24)	(29)	(29)	(25)	(29)
Net	$347	$388	$372	$334	$314	$359	$345	$372	$345

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	September 30, 2019	December 31, 2018
Debt

Short-term debt
Commercial paper	$100	$100
5.90% Senior notes due June 2, 2019	—	500
Total short-term debt	100	600
Long-term debt
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	—
Total long-term debt	6,504	6,004
Unamortized fair value adjustment	43	44
Unamortized debt issuance costs	(89)	(84)
	6,458	5,964
Total debt	6,558	6,564
Common equity (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	23,253	23,007
Total capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	$29,811	$29,571
Total debt to capital (excluding net unrealized investment gains (losses), net of tax, included in shareholders’ equity)	22.0%	22.2%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	September 30, 2019 (1)	December 31, 2018
Statutory capital and surplus	$20,780	$20,774
GAAP adjustments
Goodwill and intangible assets	3,591	3,600
Investments	3,285	252
Noninsurance companies	(4,133)	(4,234)
Deferred acquisition costs	2,321	2,120
Deferred federal income tax	(1,190)	(561)
Current federal income tax	(23)	(22)
Reinsurance recoverables	56	56
Furniture, equipment & software	679	654
Agents balances	232	202
Other	9	53
Total GAAP adjustments	4,827	2,120
GAAP shareholders’ equity	$25,607	$22,894

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Cash flows from operating activities
Net income	$669	$524	$709	$621	$796	$557	$396	$1,902	$1,749
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	11	(36)	(29)	(60)	(53)	(25)	(23)	(54)	(101)
Depreciation and amortization	212	199	198	194	211	190	180	609	581
Deferred federal income tax expense (benefit)	(56)	(14)	27	30	32	(22)	(20)	(43)	(10)
Amortization of deferred acquisition costs	1,061	1,081	1,117	1,122	1,117	1,134	1,169	3,259	3,420
Equity in income from other investments	(95)	(74)	(115)	(81)	(34)	(98)	(64)	(284)	(196)
Premiums receivable	(397)	(263)	152	115	(434)	(345)	168	(508)	(611)
Reinsurance recoverables	5	24	(50)	(79)	98	53	61	(21)	212
Deferred acquisition costs	(1,124)	(1,160)	(1,141)	(1,063)	(1,185)	(1,223)	(1,211)	(3,425)	(3,619)
Claims and claim adjustment expense reserves	180	255	445	366	(2)	331	598	880	927
Unearned premium reserves	518	361	216	(385)	551	407	392	1,095	1,350
Other	(430)	247	205	168	(458)	194	355	22	91
Net cash provided by operating activities	554	1,144	1,734	948	639	1,153	2,001	3,432	3,793
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,950	1,707	1,998	1,431	1,556	1,482	1,857	5,655	4,895
Proceeds from sales of investments:
Fixed maturities	1,085	1,522	578	361	769	726	306	3,185	1,801
Equity securities	26	66	35	51	39	32	28	127	99
Real estate investments	—	—	8	66	—	—	—	8	—
Other investments	114	75	81	241	105	135	106	270	346
Purchases of investments:
Fixed maturities	(3,920)	(4,032)	(2,910)	(2,664)	(2,914)	(2,794)	(2,526)	(10,862)	(8,234)
Equity securities	(20)	(40)	(26)	(31)	(22)	(19)	(21)	(86)	(62)
Real estate investments	(33)	(11)	(13)	(17)	(77)	(8)	(10)	(57)	(95)
Other investments	(142)	(133)	(117)	(145)	(146)	(116)	(107)	(392)	(369)
Net sales (purchases) of short-term securities	410	792	(746)	452	(109)	606	(1,114)	456	(617)
Securities transactions in course of settlement	202	77	(106)	(229)	295	(72)	209	173	432
Acquisitions, net of cash acquired	—	—	(4)	—	—	—	—	(4)	—
Other	(53)	(99)	(80)	(86)	(82)	(87)	(74)	(232)	(243)
Net cash used in investing activities	(381)	(76)	(1,302)	(570)	(586)	(115)	(1,346)	(1,759)	(2,047)

The Travelers Companies, Inc.
Statement of Cash Flows (Continued)

($ in millions)	1Q2018	2Q2018	3Q2018	4Q2018	1Q2019	2Q2019	3Q2019	YTD 3Q2018	YTD 3Q2019
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(350)	(350)	(400)	(170)	(375)	(375)	(375)	(1,100)	(1,125)
Treasury stock acquired - net employee share-based compensation	(51)	—	—	—	(46)	(1)	—	(51)	(47)
Dividends paid to shareholders	(197)	(207)	(207)	(203)	(205)	(214)	(214)	(611)	(633)
Payment of debt	(100)	(500)	—	—	—	(500)	—	(600)	(500)
Issuance of debt	491	—	100	—	492	—	—	591	492
Issuance of common stock - employee share options	85	13	19	15	63	111	32	117	206
Net cash used in financing activities	(122)	(1,044)	(488)	(358)	(71)	(979)	(557)	(1,654)	(1,607)
Effect of exchange rate changes on cash	2	(6)	—	(6)	2	—	(6)	(4)	(4)
Net increase (decrease) in cash	53	18	(56)	14	(16)	59	92	15	135
Cash at beginning of period	344	397	415	359	373	357	416	344	373
Cash at end of period	$397	$415	$359	$373	$357	$416	$508	$359	$508
Income taxes paid	$56	$182	$6	$164	$5	$320	$42	$244	$367
Interest paid	$39	$136	$50	$122	$50	$121	$60	$225	$231

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2019 ranges from approximately $19 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States, and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., which in September 2015 acquired a majority interest in JMalucelli Travelers Seguros S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.